SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): June 22, 2007
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                                  Anaren, Inc.
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               (Exact Name of Registrant as Specified in Charter)


           New York                       000-6620              16-0928561
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(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)


6635 Kirkville Road, East Syracuse, New York               13057
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  (Address of Principal Executive Offices)               (Zip code)

                                 (315) 432-8909
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

      On June 22, 2007, Anaren, Inc. (the "Company") entered into Change of Control Agreements (collectively, the "COC Agreements") with the following executive officers of the Company: Mark P. Burdick, Timothy P. Ross, Gert R. Thygesen, Joseph E. Porcello and Amy Tewksbury. The COC Agreements replaced the Change of Control Agreements that such officers had previously entered into with the Company (collectively, the "Prior Agreements"). The Prior Agreements had expired in accordance with their terms.

      The COC Agreements provide, among other things, that in the event the employee's employment with the Company ceases due to involuntary termination by the Company for reasons other than "cause" within one year following a "change of control" (as the foregoing terms are defined in the COC Agreements), the Company must pay the employee a severance benefit equal to (i) if the employee had completed 20 or more years of service with the Company, 200% of his or her then base annual salary, plus the management incentive bonus earned by the employee with respect to the two (2) fiscal years that ended immediately prior to the fiscal year in which the change of control occurs, or (ii) if the employee had completed less than 20 years of service with the Company, 100% of his or her then base annual salary, plus the management incentive bonus earned by the employee with respect to the fiscal year that ended immediately prior to the fiscal year in which the change of control occurs. In addition, all unvested stock options held by the employee shall become exercisable, and all unvested shares of restricted stock held by the employee shall become vested. The employee will also be entitled to continue life, disability and health insurance benefits for a period of 24 months (or 12 months, if the employee had completed less than 20 years of service with the Company). The COC Agreements also contain certain confidentiality and non-competition covenants by the employees. The term of the COC Agreements shall automatically expire on June 30, 2011, unless extended by the parties.

      The foregoing description of the COC Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the COC Agreements attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference as if fully set forth herein.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)      Exhibits

Exhibit No. Description
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10.1        Form of Change of Control Agreements with Mark P. Burdick, Timothy
            P. Ross, Gert R. Thygesen, Joseph E. Porcello and Amy Tewksbury

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE:      June 27, 2007
                                   ANAREN, INC.


                                   By:   /s/ Lawrence A. Sala
                                         ---------------------------------------
                                   Name: Lawrence A. Sala
                                   Title:  President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No. Description
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10.1        Form of Change of Control Agreements with Mark P. Burdick, Timothy
            P. Ross, Gert R. Thygesen, Joseph E. Porcello and Amy Tewksbury